EXHIBIT 10.14



                             STOCK PLEDGE AGREEMENT

                  THIS STOCK PLEDGE AGREEMENT dated as of April 3, 2001 is made and entered into by and between BIOSPECIFICS TECHNOLOGIES CORP., a Delaware corporation (the "Company"), and EDWIN H. WEGMAN (the "Pledgor").

                                    RECITALS
                                    --------

                  A. The Company has loaned to Pledgor the principal sum of one million three hundred thirty six thousand twenty seven dollars ($1,336,027) (the "Principal Amount") and simultaneously herewith the Pledgor is delivering to the Company a Recourse Secured Demand Note of the Pledgor (the "Recourse Note") evidencing such loan.

                  B. The Pledgor wishes to grant further security and assurance to the Company in order to secure all of the Pledgor's obligations under the Recourse Note, including, without limitation, the prompt payment when due of the principal of and interest on the Recourse Note (collectively, the "Obligations"), by pledging to the Company, simultaneously with the Pledgor's delivery of the Recourse Note, the common stock of the Company owned by Pledgor or his affiliates in the amount equal to not less than 125% of the Principal Amount of the Recourse Note (the "Shares"), based upon the closing price of the Company's common stock ended on the date first above written.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Pledge. The Pledgor hereby delivers to the Company the Shares and the certificates evidencing the same (together with any securities to be delivered to the Pledgor pursuant to Section 2(b) hereof, the "Pledged Securities"), and hereby grants to the Company a first priority security interest in the Pledged Securities and in any other property to be delivered to the Pledgor pursuant to Section 2(b) hereof (collectively, the "Pledged Collateral") as collateral security for the prompt and complete payment when due (whether at the stated maturity, acceleration or otherwise) of the Obligations.


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                  The Pledgor hereby delivers to the Company appropriate undated security transfer powers duly executed in blank for the Shares and will deliver appropriate undated security transfer powers duly executed in blank for any additional Pledged Securities to be pledged hereunder from time to time hereafter.

                  The Pledgor shall immediately upon request by the Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements in form and substance as the Company shall request, including any financing statements and amendments thereto, or any other documents required under New York law or any other applicable law, to protect the security interests created hereunder.

                  2. Administration of Security. The following provisions shall govern the administration of the Pledged Collateral:

                      (a) So long as no Event of Default has occurred and is continuing (as used herein, "Event of Default" shall mean the occurrence of any Event of Default under the Recourse Note), the Pledgor shall be entitled to act with respect to the Pledged Collateral in any manner not inconsistent with this Stock Pledge Agreement or the Recourse Note.

                      (b) If while this Stock Pledge Agreement is in effect, the Pledgor shall become entitled to receive or shall receive any debt or equity security certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or right, or any other property, whether as a dividend or distribution or other issuance in respect of, in substitution of, or in exchange for any Pledged Securities, or any non-cash proceeds from any sale, transfer or other disposition (collectively, a "Sale") of any Pledged Securities or any non-cash proceeds from any Sale of any such non-cash proceeds or other Pledged Collateral, the Pledgor agrees to accept the same as the Company's agent and to hold the same in trust on behalf of and for the benefit of the Company and to deliver the same forthwith to the Company in the exact form received, with the endorsement of the Pledgor when necessary and/or appropriate undated security transfer powers duly executed in blank, to be held by the Company, subject to the terms of this Stock Pledge Agreement, as additional collateral security for the Obligations.


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                  Notwithstanding the foregoing, it is agreed that the Pledgor may exercise any option or right received as contemplated in the preceding sentence, and the Company will exercise any such option or right upon receipt of written instructions to that effect and any required payments or documents from the Pledgor, and the securities received upon such exercise of any such option or right shall thereafter be held by the Company as contemplated by the preceding sentence.

                      (c) Subject to any Sale by the Company of the Pledged Collateral pursuant to this Stock Pledge Agreement, the Pledged Collateral shall be returned to the Pledgor upon payment in full of all Obligations.

                      (d) The Company's sole duty with respect to the custody, safekeeping and physical preservation of any of the Pledged Collateral in its possession shall be to deal with them in the same manner as the Company deals with similar securities and property for its own account. Neither the Company nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Pledged Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any of the Pledged Collateral upon the request of the Pledgor or otherwise.

                  3.  Remedies in Case of an Event of Default.

                      (a) In case an Event of Default shall have occurred and be continuing, the Company shall have in each case all of the remedies of a secured party under the New York Uniform Commercial Code, and, without limiting the generality of the foregoing, shall have the right, in its sole discretion, to sell, resell, assign and deliver all or, from time to time, any part of the Pledged Collateral, or any interest in or option or right to purchase any part thereof, on any securities exchange on which the Pledged Securities or any of them may be listed (in the case of Pledged Securities), at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (except that the Company shall give ten days' notice to the Pledgor of the time and place of any sale pursuant to this Section 3), for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company shall, in its sole discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Company may bid for and purchase the whole or any part of the Pledged Collateral so sold free from any such right or equity of redemption.


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                  The Company shall apply the proceeds of any such sale first to the payment of all costs and expenses, including reasonable attorneys' fees, incurred by the Company in enforcing its rights under this Stock Pledge Agreement, and second to the payment of accrued and unpaid interest on and then of unpaid principal of the Recourse Note, and thereafter to the payment of any other Obligations, and the Pledgor shall continue to be liable for any deficiency.

                      (b) The Pledgor recognizes that the Company may be unable to effect a public sale of all or a part of any Pledged Securities constituting part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933 or in the rules and regulations promulgated thereunder or in applicable state securities or "blue sky" laws, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Securities were sold at public sale, and that the Company has no obligation to delay the sale of the Pledged Securities for the period of time necessary to permit the registration of the Pledged Securities for public sale under the Securities Act of 1933 and under applicable state securities or "blue sky" laws. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                      (c) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Company pursuant to this
Section 3 of the Pledged Collateral, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization and will otherwise use the Pledgor's best efforts to secure the same.

                  4. Pledgor's Obligations Not Affected. The obligations of the Pledgor under this Stock Pledge Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any subordination, amendment or modification of or addition or supplement to the Recourse Note, or any assignment or transfer of any thereof; (b) any exercise or non-exercise by the Company or any affiliate of the Company of any right, remedy, power or privilege under or in respect of this Stock Pledge Agreement, the Recourse Note, or any waiver of any such right, remedy, power or privilege;


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                      (c) any waiver, consent, extension, indulgence or other
action or inaction in respect of this Stock Pledge Agreement, the Recourse Note, or any assignment or transfer of any thereof; or

                      (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company, whether or not the Pledgor shall have notice of any of the foregoing.

                  5. Transfer by Pledgor. The Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Pledged Collateral or any interest therein. In the event of a sale, assignment, or transfer, the Pledged Securities so sold, assigned, transferred or otherwise disposed of shall be released from the pledge hereunder and the proceeds shall be applied as set forth in the Recourse Note and in this Stock Pledge Agreement.

                  6. Attorney-in-Fact. The Company is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Stock Pledge Agreement and taking any action and executing any instrument which the Company reasonably may deem necessary or advisable to accomplish the purposes hereof, including, without limitation, the execution of the agreements, financing statements and other instruments described in Section 1 hereof, which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

                  7. Termination. Upon payment in full of all Obligations and upon the due performance of and compliance with and subject to all the provisions of the Recourse Note, this Stock Pledge Agreement shall terminate and the Pledgor shall be entitled to the return of such of the Pledged Collateral as has not theretofore been sold, released or otherwise applied pursuant to the provisions of this Stock Pledge Agreement, and the Company shall file UCC-3 termination statements terminating its security interest in any Pledged Collateral with respect to which any financing statement had been filed by the Company.

                  8. Notices. All notices or other communications required or permitted to be given hereunder shall be delivered, if to the Pledgor or to the Company, c/o BioSpecifics Technologies Corporation, 35 Wilbur Street, Lynbrook, New York 11563, or to such other address as an addressee may hereafter specify for such purpose to the other party.

                  9. Binding Effect, Successors and Assigns. This Stock Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.


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                  10.  Miscellaneous. The Company shall have no obligation in respect of the Pledged Collateral under this Stock Pledge Agreement, except to hold and dispose of the same in accordance with the terms of this Stock Pledge Agreement. Neither this Stock Pledge Agreement nor any provision hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The captions in this Stock Pledge Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Stock Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of law rules thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be executed and delivered on the date first above written.

                                           BIOSPECIFICS TECHNOLOGIES
                                           CORP.


                                           By: /s/ Albert Horcher
                                               ---------------------------------
                                           Name:   Albert Horcher
                                           Title:  Secretary, Treasurer



                                           PLEDGOR

                                           By: /s/ Edwin H. Wegman
                                               ---------------------------------
                                           Name:   Edwin H. Wegman




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